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                                                                   EXHIBIT 10.14
STATE OF MISSISSIPPI
COUNTY OF HARRISON






                          PURCHASE AND SALES AGREEMENT

        This Purchase and Sales Agreement entered into this the 27th day of December, 1996, by and between ERNEST L. BURDETTE, III, FRANK J. WILEM, JR. and ROBERT E. SANDOZ, all of Harrison County, Mississippi, hereinafter referred to as "Sellers" and TRITON SYSTEMS, INC. a Mississippi corporation, hereinafter referred to as "Purchaser/Buyer".

                                  WITNESSETH:

        The Sellers agree to sell and the Purchaser agrees to buy Real Property, as more fully described on the attached Exhibit "A", and Personal Property, as more fully described on the attached Exhibit "B", (collectively, "Property"), located in Long Beach, Harrison County, Mississippi.

        1. PURCHASE PRICE: The Purchase Price of the Real Property shall be $587,000.00, and the Purchase Price for the Personal Property shall be $44,257.00, both payable at closing by certified or bank cashiers check or wire transfer of immediately available funds.

        2. PRORATION AND ADJUSTMENTS: All Personal Property and Real Property taxes relating to the Property shall be prorated as of the closing date. All such taxes attributable to the period prior to the closing date that remain unpaid as of the closing date shall



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be deducted from the purchase price and shall be paid by the Buyer on Sellers behalf to all applicable taxing authority. All such taxes attributable to the period after the closing date that have been paid by the Seller shall be added to the purchase price. All adjustments of the purchase price will be allocated to the closing payment and will be calculated as of 12:01 A.M. on the date the deed is recorded with the appropriate registry of deeds.

        3. INSURANCE: Fire, windstorm, liability, flood and extended coverage insurance is to be obtained by the Purchaser, at closing; however, if the Purchaser desires to assume the existing policies of the Seller, the assumption is acceptable to the Seller. Seller shall maintain its current insurance policies through the delivery of the deed.

        4. TITLE: The Purchaser shall be allowed reasonable time for examination of title. Should such examination of title reveal defects which can be cured, the Sellers hereby obligate themselves to cure same as expeditiously as possible, and to execute and tender a warranty deed to Purchaser in accordance with the terms hereof. In addition, the Sellers warrant title to the Personal Property which is a part of this agreement and will tender the necessary bill of sale in accordance with the terms hereof.

        5. POSSESSION: Possession of the Property to be sold hereunder shall be given at the time of closing.

        6. REPRESENTATIONS AND WARRANTIES OF SELLERS: Sellers warrant and represent to the Purchaser as follows, and acknowledge and confirm that Purchaser is relying upon such warranties and


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representations in connection with the purchase of the Property:

        (a) ORGANIZATION, POWER OF AUTHORITY OF SELLERS AND THE PROPERTY. Sellers have the power and authority to own, operate, and lease this Property and to carry on this Business, as defined below, as it is presently being conducted.

        (b) VALIDITY OF AGREEMENT. This Agreement constitutes the legal, valid and binding obligation of Sellers, enforceable in accordance with its terms. Sellers have the authority to enter into this agreement and to undertake and perform fully the transactions contemplated hereby.

        (c) ZONING. The zoning of the Real Property permits the presently existing improvements, continuation of the business presently being conducted on the Real Property ("Business"), and the near future expansion plans of the Business, as a conforming use, no permits or variances required. The existing use of each tract of Real Property is not depended upon the use or availability of any other tract, and no restrictions exist in the right to remodel, rebuild, or replace any improvements located on the Real Property, or to continue the operation of the Business. Sellers are not aware of or have reasonable grounds to believe that there is any pending change in laws (including zoning) that will render any part of the Business as presently conducted illegal or uneconomical. Sellers are not aware of or have reasonable grounds to believe that there is any plan, study or effect by





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        any governmental authority or of any non-governmental person, that in any way would materially and adverse defect any or all the portion of the Real Property.

        (d) ENVIRONMENTAL ISSUES. Except for the extent set forth in writing in the Phase I Environmental Report, dated July, 1996, and prepared by Vanasse Hangen and Brustlin, Inc., to the best knowledge of Sellers, no other person has engaged in or permitted any operations or activities upon, or any use or occupancy of, the Real Property or any portion thereof, resulting in the storage, omission, release, discharge, dumping or disposal of any hazardous materials on, under, in or about the Real Property, nor have any hazardous materials migrated from the real property to, upon, about, beneath other properties, nor has any hazardous materials migrated or threatened to migrate from any other properties, to, upon, or about or beneath the Real Propery.

        (e) LICENSES AND PERMITS. All licenses and permits in the name of the Seller or the Business including, but not limited to, construction permits, are in full force and effect, are assignable without the consent of any party, and will allow for the current operation of the Business and the operation of the Business following the near future expansion plans for the same.

        (f) COMPLIANCE WITH THE LAWS. Sellers have been conducting the Business in compliance with all applicable laws and Sellers have not recieved any notice of any alleged non-

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        compliance relating to the Business of the Real Property.

        (g) OSHA AND ADA. Sellers are in compliance with all requirements of the Occupational Safety and Health Act ("OSHA") and the Americans with Disability Act ("ADA") pertaining to the facilities and operations of the Real Property.


        (h) BROKERS. Neither Sellers nor anyone acting on Sellers behalf, has taken any action that would directly or indirectly obligate Buyer or any affiliate of Buyer to anyone acting as a Broker, finder, financial advisor, or any other similar capacity in connection with this agreement or the transactions contemplated by this agreement.

        7. REPRESENTATIONS AND WARRANTIES OF BUYER: Buyer hereby warrants and represents to the Sellers as follows:

        (a) BROKERS. Neither Buyer nor anyone acting on its behalf has taken any action that would directly or indirectly obligate Sellers to anyone acting as a Broker, finder, financial advisor or in any similar capacity in connection with this agreement or the transactions contemplated by this agreement.

        (b) ACCURACY OF REPRESENTATIONS AND WARRANTIES. Each of the representations and warranties of the Buyer contained in this section will be true and correct after closing as if made anew at the time of closing.

        8. SURVIVAL OF REPRESENTATIONS. Notwithstanding any investigations or inquiries made by Buyer or the waiver of any


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conditions by Buyer, the representations, warranties, covenants and agreements of Sellers contained herein will survive the delivery the deed, and notwithstanding the closing of the Purchase and Sale as provided for in this agreement, will continue in full force and effect after the closing.

        9. See Rider attached hereto and incorporated herein.

        WITNESS OUR SIGNATURES this the 27 day of December, 1996.


                                                 SELLERS:

                                                 /s/ Ernest L. Burdette, III
                                                 ---------------------------
                                                 Ernest L. Burdette, III


                                                 /s/ Frank J. Wilem, Jr.
                                                 ---------------------------
                                                 Frank J. Wilem, Jr.


                                                 /s/ Robert E. Sandoz
                                                 ---------------------------
                                                 Robert E. Sandoz



                                                 PURCHASER/BUYER:

                                                 TRITON SYSTEMS, INC.

                                             BY: /s/ Ernest L. Burdette
                                                 -----------------------
                                                 Ernest L. Burdette



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                                    RIDER
                        TO PURCHASE AND SALE AGREEMENT
                                BY AND BETWEEN
                 ERNEST L. BURDETTE, III, FRANK J. WILEM, JR.
                        AND ROBERT E. SANDOZ, AS SELLER
                                     AND
                        TRITON SYSTEMS, INC, AS BUYER
                           DATED DECEMBER 27, 1996


10. SELLER'S ADDITIONAL REPRESENTATIONS AND WARRANTIES. Seller represents and warrants to Buyer as follows, the provisions of this paragraph to survive the delivery of the deed:

        1. The Real Property is equipped with all necessary utilities, including without limitation, electricity, private or municipal water, public sewer or private septic system, gas, above ground oil storage tank, and all the foregoing utilities and systems are in good working order and properly connected.

        2. That there is not presently nor during the period of Seller's ownership has there been, nor to the best of Seller's knowledge has there been during any prior ownership, any underground storage tank for the storage of fuel, oil, petroleum products or hazardous materials in the Real Property.

        3. That no hazardous material or waste has been improperly disposed of at the Real Property during the period of Seller's ownership or to the best of Seller's knowledge during any prior ownership.

        4. That there are no complaints or actions relating to or affecting the Real Property which have been filed with or are pending before any federal, state or municipal, administrative or judicial department, board or court, and that Seller is not aware that any person or entity is now preparing or contemplating such a complaint or action.

        5. That the Personal Property is (a) in good working condition, (b) meets the current operation requirements of the Business and will meet the requirements of the near future expansion plans of the Business, and (c) is owned by Seller, free and clear of any lien, mortgage, security interest or encumbrance of any kind.